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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): November 24, 2003


                                   IMPATH INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         0-27750                                         13-3459685
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(Commission File Number)                    (I.R.S. Employer Identification No.)



521 WEST 57TH STREET, NEW YORK, NEW YORK                           10019
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (212) 698-0300
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              (Registrant's Telephone Number, Including Area Code)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

On November 24, 2003, IMPATH Inc. ("IMPATH") issued a joint press release with IMPAC Medical Systems, Inc. ("IMPAC") announcing that Tamtron Corporation ("Tamtron") and Medical Registry Services, Inc. ("Medical Registry"), each a wholly owned subsidiary of IMPATH, had entered into a definitive asset purchase agreement with IMPAC to sell substantially all of the assets and certain liabilities of Tamtron and Medical Registry. The transaction is valued at approximately $22 million in cash and the assumption of certain liabilities.

IMPATH, Tamtron and Medical Registry and certain other subsidiaries of IMPATH commenced a case under Chapter 11 of Title 11 of the United States Bankruptcy Code on September 28, 2003 in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The transaction is subject to Bankruptcy Court approval of IMPAC as the "stalking horse" bidder in a competitive auction process and other customary closing conditions. IMPATH filed the asset purchase agreement with the Bankruptcy Court on November 24, 2003 and asked the Bankruptcy Court to approve the bidding and auction procedures. Pending approvals, the sale is expected to be completed in approximately 30 to 45 days, unless a superior offer is received in the auction.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Not applicable

           (b) Not applicable


           (c) Exhibits

           99.1 Press release dated November 24, 2003 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of IMPAC filed on November 25, 2003).

           99.2 Asset Purchase Agreement by and among Tamtron Corporation, Medical Registry Services, Inc. and IMPAC Medical Systems, Inc. dated as of November 24, 2003 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of IMPAC filed on November 25, 2003).



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 26, 2003



                                     IMPATH INC.

                                     By: /s/ Richard C. Rosenzweig
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                                         Name: Richard C. Rosenzweig
                                         Title: Secretary and General Counsel

















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                                  EXHIBIT INDEX


         Exhibit No.                           Exhibit
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           99.1       Press release dated November 24, 2003 (incorporated by
                      reference to Exhibit 99.1 to the Current Report on Form 8-K of IMPAC filed on November 25, 2003).

           99.2 Asset Purchase Agreement by and among Tamtron Corporation, Medical Registry Services, Inc. and IMPAC Medical Systems, Inc. dated as of November 24, 2003 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of IMPAC filed on November 25, 2003).




















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